Debt	12 Months Ended
Sep. 28, 2013
Debt Instruments [Abstract]
Debt
DEBT
The following table reflects major components of debt as of September 28, 2013, and September 29, 2012:

		in millions
	2013	2012
Revolving credit facility	$—	$—
Senior notes:
3.25% Convertible senior notes due October 2013 (2013 Notes)	458	458
6.60% Senior notes due April 2016 (2016 Notes)	638	638
7.00% Notes due May 2018	120	120
4.50% Senior notes due June 2022 (2022 Notes)	1,000	1,000
7.00% Notes due January 2028	18	18
Discount on senior notes	(6)	(28)
GO Zone tax-exempt bonds due October 2033 (0.07% at 9/28/2013)	100	100
Other	80	126
Total debt	2,408	2,432
Less current debt	513	515
Total long-term debt	$1,895	$1,917

Annual maturities of debt for the five fiscal years subsequent to September 28, 2013, are: 2014 - $514 million; 2015 - $12 million; 2016 - $645 million; 2017 - $4 million; 2018 - $120 million.
Revolving Credit Facility
We have a $1.0 billion revolving credit facility that supports short-term funding needs and letters of credit. The facility will mature and the commitments thereunder will terminate in August 2017. After reducing the amount available by outstanding letters of credit issued under this facility, the amount available for borrowing at September 28, 2013, was $958 million. At September 28, 2013, we had outstanding letters of credit issued under this facility totaling $42 million, none of which were drawn upon. We had an additional $146 million of bilateral letters of credit issued separately from the revolving credit facility, none of which were drawn upon. Our letters of credit are issued primarily in support of workers’ compensation insurance programs, derivative activities and Dynamic Fuels’ Gulf Opportunity Zone tax-exempt bonds.
This facility is unsecured. However, if at any time (the Collateral Trigger Date) we shall fail to have (a) a corporate rating from Moody's Investors Service, Inc. (Moody's) of "Ba1" or better, (b) a corporate rating from Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC business (S&P), of "BB+" or better, or (c) a corporate rating from Fitch Ratings, a wholly owned subsidiary of Fimalac, S.A. (Fitch), of "BB+" or better, we, any subsidiary that has guaranteed any material indebtedness of the Company, and substantially all of our other domestic subsidiaries shall be required to secure the obligations under the credit agreement and related documents with a first-priority perfected security interest in our and such subsidiary's cash, deposit and securities accounts, accounts receivable and related assets, inventory and proceeds of any of the foregoing (the Collateral Requirement).
If on any date prior to any Collateral Trigger Date we shall have (a) a corporate rating from Moody's of "Baa2" or better, (b) a corporate rating from S&P of "BBB" or better and (c) a corporate rating from Fitch of "BBB" or better, in each case with stable or better outlook, then the Collateral Requirement will no longer be effective.
This facility is fully guaranteed by Tyson Fresh Meats, Inc (TFM Parent), our wholly owned subsidiary, until such date TFM Parent is released from all of its guarantees of other material indebtedness. If in the future any of our other subsidiaries shall guarantee any of our material indebtedness, such subsidiary shall also be required to guarantee the indebtedness, obligations and liabilities under this facility.
2013 Notes
In September 2008, we issued $458 million principal amount 3.25% convertible senior unsecured notes due October 15, 2013, with interest payable semi-annually in arrears on April 15 and October 15. The 2013 Notes were originally accounted for as a combined instrument because the conversion feature did not meet the requirements to be accounted for separately as a derivative financial instrument. However, we adopted new accounting guidance in the first quarter of fiscal 2010 and applied it retrospectively to all periods presented. This new accounting guidance required us to separately account for the liability and equity conversion features. Upon retrospective adoption, our effective interest rate on the 2013 Notes was determined to be 8.26%, which resulted in the recognition of a $92 million discount to these notes with the offsetting after tax amount of $56 million recorded to capital in excess of par value. This discount is being accreted over the five-year term of the convertible notes at the effective interest rate.
In connection with the issuance of the 2013 Notes, we entered into separate convertible note hedge transactions with respect to our Class A stock to minimize the potential economic dilution upon conversion of the 2013 Notes. We also entered into separate warrant transactions. We recorded the purchase of the note hedge transactions as a reduction to capital in excess of par value, net of $36 million pertaining to the related deferred tax asset, and we recorded the proceeds of the warrant transactions as an increase to capital in excess of par value. Subsequent changes in fair value of these instruments are not recognized in the financial statements as long as the instruments continue to meet the criteria for equity classification.
We purchased call options in private transactions for $94 million that permit us to acquire up to approximately 27 million shares of our Class A stock at the current strike price of $16.78 per share, subject to adjustment. The call options allow us to acquire a number of shares of our Class A stock initially equal to the number of shares of Class A stock issuable to the holders of the 2013 Notes upon conversion. These call options contractually expire upon the maturity of the 2013 Notes. We sold warrants in private transactions for total proceeds of $44 million. The warrants permit the purchasers to acquire up to approximately 27 million shares of our Class A stock at the current exercise price of $22.16 per share, subject to adjustment. The warrants are exercisable on various dates from January 2014 through April 2014.
The convertible note hedge and warrant transactions, in effect, increased the conversion price of the 2013 Notes from $16.78 per share to $22.16 per share, thus reducing the potential future economic dilution associated with conversion of the 2013 Notes. If our share price is below $22.16 upon exercise of the warrants, there is no economic net share impact. A 10% increase in our share price above the $22.16 warrant exercise price would result in the issuance of 2.5 million incremental shares. At $28.60, our closing share price on September 28, 2013, the incremental shares we would be required to issue upon exercise of the warrants would have resulted in 6.1 million shares. The 2013 Notes and the warrants have a dilutive effect on our earnings per share to the extent the price of our Class A stock during a given measurement period exceeds the respective exercise prices of those instruments. The call options are excluded from the calculation of diluted earnings per share as their impact is anti-dilutive.
The 2013 Notes matured on October 15, 2013 at which time we paid the $458 million principal value with cash on hand, and settled the conversion premium by issuing 11.7 million shares of our Class A stock from available treasury shares. Simultaneous to the settlement of the conversion premium, we received 11.7 million shares of our Class A stock from the call options.
2016 Notes
On February 24, 2011, S&P upgraded the credit rating of these notes from "BB+" to "BBB-." On March 29, 2011, Moody’s upgraded our credit rating from "Ba2" to "Ba1." These upgrades decreased the interest rate on the 2016 Notes from 7.35% to 6.85%, effective beginning with the six-month interest payment due April 1, 2011.
On June 7, 2012, Moody's upgraded the credit rating of these notes from "Ba1" to "Baa3." This upgrade decreased the interest rate on the 2016 Notes from 6.85% to 6.60%, effective beginning with the six-month interest payment due October 1, 2012.
2022 Notes
In June 2012, we issued $1.0 billion of senior unsecured notes, which will mature in June 2022. The 2022 Notes carry a 4.50% interest rate, with interest payments due semi-annually on June 15 and December 15. After the original issue discount of $5 million, based on an issue price of 99.458%, we received net proceeds of $995 million. In addition, we incurred offering expenses of $9 million.
GO Zone Tax-Exempt Bonds
In October 2008, Dynamic Fuels received $100 million in proceeds from the sale of Gulf Opportunity Zone tax-exempt bonds made available by the federal government to the regions affected by Hurricanes Katrina and Rita in 2005. These floating rate bonds are due October 1, 2033. We issued a letter of credit to effectively guarantee the bond issuance. If any amounts are disbursed related to this guarantee, we would seek recovery of 50% (up to $50 million) from Syntroleum Corporation, our joint venture partner, in accordance with our 2008 warrant agreement with Syntroleum Corporation.
Debt Covenants
Our revolving credit facility contains affirmative and negative covenants that, among other things, may limit or restrict our ability to: create liens and encumbrances; incur debt; merge, dissolve, liquidate or consolidate; dispose of or transfer assets; change the nature of our business; engage in certain transactions with affiliates; and enter into sale/leaseback or hedging transactions, in each case, subject to certain qualifications and exceptions. In addition, we are required to maintain minimum interest expense coverage and maximum debt to capitalization ratios.
Our 2022 Notes also contain affirmative and negative covenants that, among other things, may limit or restrict our ability to: create liens; engage in certain sale/leaseback transactions; and engage in certain consolidations, mergers and sales of assets.
We were in compliance with all debt covenants at September 28, 2013.